                                                                     EXHIBIT 10


                                ESCROW AGREEMENT

         THIS ESCROW AGREEMENT (the "Agreement") is made and entered into this 29th day of December, 1996, by and among Performance Food Group Company, a Tennessee corporation ("PFG"), McLane Foodservice-Temple, Inc., a Texas corporation ("Temple"), McLane Company, Inc., a Texas corporation ("Parent") (Temple and Parent are collectively the "Seller"), and First Union National Bank of Virginia in Richmond, Virginia, a national banking association (the "Escrow Agent").

         WHEREAS, pursuant to an Asset Purchase Agreement dated October 22, 1996, by and between PFG and Seller (the "Asset Purchase Agreement"), Performance Food Group of Texas, L.P., a Texas limited partnership ("PFG of Texas"), as PFG's assignee under the Asset Purchase Agreement, shall purchase from Seller substantially all of the assets of Temple and certain assets of Parent (PFG and PFG of Texas are referred to collectively herein as the "Buyer");

         WHEREAS, Section 2.2(b) of the Asset Purchase Agreement requires that Four Million Dollars ($4,000,000) of the Purchase Price (as that term is defined in the Asset Purchase Agreement), together with any and all interest and/or income accruing thereon, be held in escrow (the "Escrow Amount") until satisfaction of the terms and conditions set forth in Article 10, Section 2.3 and Section 4.20 of the Asset Purchase Agreement; and

         WHEREAS, Buyer and Seller desire to appoint Escrow Agent to hold, invest, and disburse the Escrow Amount in accordance with the terms and conditions hereinafter set forth, and Escrow Agent has agreed to act as such.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

         11. Delivery of Proceeds. Contemporaneous with the execution of this Agreement, Buyer will deliver at Closing (as that term is defined in the Asset Purchase Agreement) to Escrow Agent for deposit into a special account the Escrow Amount. Escrow Agent hereby acknowledges receipt of the Escrow Amount.

         12. Deposit of Escrow Amount. Upon receipt of the Escrow Amount in immediately-available funds from Buyer, Escrow Agent shall invest the Escrow Amount in accordance with the written instructions jointly delivered by Buyer and Seller. If no joint written instructions are received by Escrow Agent, Escrow Agent may deposit $3,000,000 of the Escrow Amount into interest bearing government securities or a money market fund consisting of government securities having a maturity not exceeding the Interim Release Date (as defined herein) and may deposit the remainder of the Escrow Amount into interest bearing government securities having a maturity not exceeding the Final Release Date (as defined herein).

         13. Holding and Distribution of Escrow Amount. Escrow Agent will hold the Escrow Amount until it has been directed in accordance with the following:

                 (a) The Escrow Agent shall release all or part of the Escrow Amount to Buyer from time to time (i) on receipt of and in accordance with (A) joint written instructions purportedly signed by authorized officers of Buyer and Seller or (B) an order or decree or final and non-appealable judgment of a court of competent jurisdiction or (ii) as provided below.

                 (b) On April 25, 1997, the Escrow Agent shall release from the Escrow Account the balance of the Escrow Account less $1,000,000 (including any and all interest and/or income accrued on such released amount) to Seller, subject to the provisions of Section 3(c) below (the "Interim Release Date"). On that date which is one year from the Closing Date, the Escrow Agent shall release the remaining balance of the Escrow Amount (which includes any and all interest and/or income accrued on such amount) to Seller, subject to the provisions of Section 3(c) below (the "Final Release Date").

                 (c) Notwithstanding anything to the contrary contained herein, if on or before the Interim Release Date or the Final Release Date, the Escrow Agent has received from Buyer a signed and completed notice in the form of Exhibit A hereto ("Claim Notice") specifying (i) the amount claimed by Buyer as owing to Buyer under the Asset Purchase Agreement and designated in the Claim Notice as the "Claimed Indemnification Amount" and (ii) in the case of the Interim Release Date, that the Claimed Indemnification Amount exceeds the Escrow Amount after deducting the amount proposed to be repaid under Section 3(b), the Escrow Agent shall continue to hold and retain such Claimed Indemnification Amount until release is otherwise required pursuant to Paragraphs 3(a) or 3(b) above.

                 (d) Promptly on receipt from Buyer of the Claim Notice, the Escrow Agent will forward a copy of the Claim Notice to Seller by registered or certified mail, postage prepaid, return receipt requested, to Seller's address set forth in Section 6(b) hereof. Unless Seller delivers to the Escrow Agent a signed notice in the form of Exhibit B hereto ("Contest Notice"), which must be received by Escrow Agent within thirty (30) days after the date of Seller's receipt of the Claim Notice, Seller shall be deemed to have waived any and all right to contest such claim, and promptly thereafter the Escrow Agent shall, without further instructions, deliver to Buyer the Claimed Indemnification Amount. If, prior to making such payment to Buyer, Escrow Agent shall have received written notice from Buyer that such indemnification has been satisfied by Seller outside of this Escrow Agreement, Escrow Agent shall withhold such payment. If the Escrow Agent duly receives a Contest Notice, it shall endeavor to send a copy of such Contest Notice to Buyer within fifteen days of its receipt, to Buyer's address set forth in Section 6(a) hereof.

                 (e) In the event that Seller shall deliver a Contest Notice in accordance with Section 3(d) above, Seller and Buyer shall attempt in good faith to agree upon the rights of the respective parties with respect to each of the claims which are the subject of the related Claim Notice. If Seller and Buyer should so agree, a memorandum setting forth such agreement shall be prepared and signed by both parties and shall be furnished to the Escrow Agent. The Escrow Agent shall be entitled to rely on any such memorandum and distribute funds from the Escrow Amount in accordance with the terms thereof. If, within ten (10) days after delivery to Buyer of said Contest Notice and after good faith


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         negotiations, no such agreement can be reached, Buyer and Seller shall each select an arbitrator. Such arbitrators shall promptly select a third arbitrator. Buyer and Seller shall each pay the fees and expenses of their respective arbitrators and the fees of the third arbitrator shall be paid one-half by each party. The decision of the arbitrators so appointed as to the validity of any claim in such Claim Notice shall be binding and conclusive upon the parties to this Escrow Agreement and may be entered in any court of competent jurisdiction. Anything to the contrary in this Escrow Agreement notwithstanding, the Escrow Agent shall be entitled to act in accordance with such decision and make or withhold payment out of the Escrow Amount in accordance therewith. Any such arbitration shall be held in Atlanta, Georgia, under the rules then and there in effect of the American Arbitration Association (the "Association"). The parties hereto shall pay their own respective expenses of the arbitration, and the cost of the Association shall be borne one-half by each party.

         14. Limitations of Liability and Other Rights of Escrow Agent. Escrow Agent may employ such legal counsel and other experts as it may deem necessary to retain for advice in connection with its obligations hereunder, and may rely upon the advice of such counsel or experts, and shall be protected from any liability of any kind for actions taken in reasonable reliance upon such opinion(s) of counsel and other experts. All fees and expenses of counsel or experts for the Escrow Agent will be paid by Buyer. For agreeing to act as Escrow Agent hereunder, Escrow Agent shall be paid an annual fee of $1,200, paid in advance, one-half by Buyer and one-half by Seller.

                 Escrow Agent may resign by transmitting written notice thereof to Buyer and Seller. In the event of any such resignation, Buyer and Seller may appoint a successor Escrow Agent which shall be a banking association or trust company doing business in Virginia, and shall notify Escrow Agent of the identity of and appointment of such successor. If Buyer and Seller are unable to agree upon a successor within 30 days after notice is sent by Escrow Agent of its resignation, Escrow Agent shall be entitled to appoint its successor, which shall be a national banking association or trust company doing business in Virginia. The Escrow Agent may continue to serve until its successor accepts the escrow and receives the funds or the Escrow Agent may interplead the Escrow Amount and interest into the registry of the Chancery Court sitting in Henrico County, Virginia, deducting from the Escrow Amount the costs and legal fees and expenses of such action. Any successor Escrow Agent shall have all of the rights, obligations and immunities of Escrow Agent set forth herein. Upon resignation of Escrow Agent, Escrow Agent shall be discharged of all of its duties and obligations hereunder, but shall be required to refund such unearned portion of its fee as has already been paid.

                 The Escrow Agent shall have no duties or obligations hereunder except as expressly set forth herein, shall be responsible only for the performance of such duties and obligations and shall not be required to take any action otherwise than in accordance with the terms hereof. The Escrow Agent shall not be in any manner liable or responsible for any loss or damage arising by reason of any act or omission to act by it hereunder or in connection with any of the transactions contemplated hereby, including, but not limited to, any loss that may occur by reason of forgery, false representations, the exercise of its discretion, or any other reason, except for its gross negligence or willful misconduct. The Escrow Agent may rely on, and shall be protected in acting or refraining from acting on, any instrument believed by it, in good faith, to





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

be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized hereby. Buyer and Seller each hereby release Escrow Agent from any liability for any act done or omitted to be done by Escrow Agent in the performance of Escrow Agent's duties hereunder, except for acts or omissions that constitute gross negligence or willful misconduct. In no event will Escrow Agent have any liability for consequential, special, or incidental damages of any kind.

                 It is understood and agreed that Escrow Agent assumes no liability under this Agreement except that of a stakeholder. If there is any dispute as to whether Escrow Agent is obligated to deliver the Escrow Amount (or any portion thereof) and/or the interest thereon, or as to whom the Escrow Amount (or any portion thereof) and/or the interest thereon is to be delivered, Escrow Agent will not be obligated to make any delivery of any of the Escrow Amount and/or the interest thereon, but in such event may hold the Escrow Amount and/or the interest thereon until receipt by Escrow Agent of an authorization in writing signed by the Buyer and the Seller directing the disposition thereof, or in the absence of such authorization, Escrow Agent may hold the Escrow Amount and/or the interest thereon until the final determination of the rights of the parties in an appropriate proceeding. If such written authorization is not given, or proceedings for such determination are not begun and diligently continued, Escrow Agent is not required to bring an appropriate action or proceeding for leave to deposit the Escrow Amount (or any portion thereof) and/or interest in court pending such determination but may, at Escrow Agent's sole discretion, make a deposit of the Escrow Amount (or any portion thereof) and/or interest into a court of competent jurisdiction and in such event, all liability and responsibility as escrow agent shall terminate upon such deposit having been made. Upon making delivery of the Escrow Amount (or any remaining portion thereof) and/or interest in the manner provided for in this Agreement, Escrow Agent shall have no further liability in the matter.

                 In the event that Escrow Agent renders any service hereunder not provided for in this Agreement, or that there is any assignment of any interest in the subject matter of this Agreement or modification hereof, or that any controversy arises hereunder or that Escrow Agent is made a party to, or intervenes in, any litigation pertaining to this Agreement, Escrow Agent shall be reasonably compensated for such extraordinary services and reimbursed for all costs and expenses occasioned by such default, delay, controversy or litigation, and Escrow Agent shall have the right to retain all documents and other things of value at any time held by it hereunder until such compensation, fees, costs and expenses have been paid. Buyer hereby promises to pay the aforesaid sums upon demand.

         15. Indemnity. The Buyer and Seller hereby jointly and severally agree to defend Escrow Agent (with counsel satisfactory to Escrow Agent), and hereby indemnify and hold Escrow Agent free and harmless, from and against any claim, liability, expenses, damages, suit, cost (including reasonable attorneys' fees and disbursements) or other obligation incurred or arising out of or in connection with this Agreement, the Escrow Amount and/or the Escrow, excluding only Escrow Agent's liability for its own willful misconduct or gross negligence.

         16. Notices. All notices, requests, permissions, waivers, and other communications hereunder shall be in writing and shall be deemed to have been duly given or served if signed by





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the respective persons giving them (in the case of any corporation the signature shall be by an officer thereof) and hand-delivered or mailed by registered or certified mail, postage prepaid.


                 (a)      if to Buyer, to:
                          Performance Food Group Company
                          6800 Paragon Place, Suite 500
                          Richmond, Virginia  37087
                          Attention:  Roger L. Boeve

                          with a copy to:
                          Bass, Berry & Sims PLC
                          First American Center
                          Nashville, Tennessee 37238
                          Attention:  F. Mitchell Walker, Jr.

                 (b)      if to Seller, to:
                          McLane Company, Inc.
                          4747 McLane Parkway
                          P.O. Box 6115
                          Temple, Texas 76503-6115
                          Attention: President

                          with a copy to:
                          McLane Company, Inc.
                          4747 McLane Parkway
                          P.O. Box 6115
                          Temple, Texas 76503-6115
                          Attention: General Counsel


                 (c)      if to Escrow Agent, to:
                          First Union National Bank of Virginia
                          Corporate Trust Department
                          P.O. Box 26944
                          Richmond, Virginia 23261
                          Attention:  Gregory N. Jordan


Such names and addresses may be changed by such notice. Notices served in accordance with this Section 6 shall be deemed to have been received, if hand-delivered, on the date delivered, and if mailed, on the third (3rd) day after the day deposited in the mail; provided that notice to Escrow Agent shall be effective only upon receipt thereof.

         17. Representations and Warranties. The Buyer and the Seller severally and not jointly represent and warrant to Escrow Agent as follows:

                 (a) This Escrow Agreement has been duly authorized by any necessary corporate or trust action, has been duly executed by the Buyer and the Seller, has been entered into





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

in good faith, and constitutes the legal, valid and binding obligations of the Buyer and the Seller.

                 (b) The payment of the Escrow Amount according to the provisions herein is made for fair consideration, is not made with actual or constructive intent to hinder, delay, or defraud any creditors of Buyer or the Seller, and is not made on account of any pre-existing debt of the Buyer or the Seller.

         18. Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All pronouns shall be deemed to refer to the masculine, feminine, singular or plural, as the identity of the persons, firm or corporation may require in the context thereof.

         19. Assignment. This Agreement may not be assigned by any party hereto without the prior written consent of all of the other parties hereto and shall be binding upon and inure to the benefit of each of the parties and their respective personal representatives, successors and permitted assigns, if any.

         20. Entire Agreement; Amendment. This Agreement constitutes the entire and sole agreement between the parties hereto with respect to the subject matter hereof and supersedes and cancels all prior agreements with respect thereto. This Agreement may not be amended except by an instrument in writing duly executed by all of the parties to this Agreement to be charged therewith and delivered on behalf of each of such parties.

         21. Applicable Law, Jurisdiction and Venue. This Agreement shall be interpreted, construed and enforced in accordance with the laws of the Commonwealth of Virginia. The Buyer and Seller hereby irrevocably consent to the jurisdiction of all state and federal courts sitting in Henrico County, Virginia, agree that venue for any such action shall lie exclusively in such courts, and agree that such courts shall be the exclusive forum for any legal actions brought in connection with this Escrow Agreement, the Escrow, or the relationship among the parties hereto.

         22. Breach. If any party (other than Escrow Agent) to this Agreement is finally adjudicated to have breached this Agreement, the breaching party shall reimburse all expense, including reasonable attorneys' fees and court costs, incurred, respectively, by the other parties as a result of such breach.





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

         IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date first written above.

                                 ESCROW AGENT:

                                 FIRST UNION NATIONAL BANK OF VIRGINIA


                                 By: /s/ Gregory N. Jordan
                                     ------------------------------------------
                                     Title: Corporate Trust Officer
                                            -----------------------------------

                                 BUYER:

                                 PERFORMANCE FOOD GROUP COMPANY


                                 By: /s/ Roger L. Boeve
                                     ------------------------------------------
                                     Title: Executive Vice President
                                            -----------------------------------

                                 SELLER:

                                 MCLANE FOODSERVICE-TEMPLE, INC.


                                 By: /s/ W. Grady Rosier
                                     ------------------------------------------
                                     Title: President
                                            -----------------------------------

                                 MCLANE COMPANY, INC.



                                 By: /s/ W. Grady Rosier
                                     ------------------------------------------
                                     Title: President
                                            -----------------------------------




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

                                   EXHIBIT A

                                 "Claim Notice"
To:      First Union National Bank of Virginia           From:   Performance Food Group Company
         Corporate Trust Department                              6800 Paragon Place, Suite 500
         Post Office Box 26944                                   Richmond, Virginia  37087
         Richmond, Virginia  23261                               Attention:  Mr. Roger Boeve
         Attention:  Gregory N. Jordan

Re:      Escrow Agreement ("Escrow Agreement") between Performance Food Group Company ("Buyer"),
         McLane Foodservice -- Temple, Inc., McLane Company, Inc. (collectively "Seller"), and
         First Union National Bank of Virginia (the "Escrow Agent"), dated October __, 1996
------------------------------------------------------------------------------------------------

         With regard to the above-referenced Escrow Agreement, the Buyer hereby certifies to the Escrow Agent as follows:

         1. The undersigned is the Buyer under the Escrow Agreement, and the individual executing this Notice on behalf of the undersigned has full power and authority to execute this Notice on behalf of the Buyer.

         2.     The Seller is obligated to discharge certain obligations under
Article 10, Section 2.3, and Section 4.20 of the Asset Purchase Agreement described in the Escrow Agreement ("Asset Purchase Agreement"), which Seller has not discharged.

         3. The Buyer is entitled to receive from Escrow Agent under the Escrow Agreement, from the Escrow Amount, the sum of $_____ as the amount of indemnification due to Buyer under the Asset Purchase Agreement (such amount being referred to as the "Claimed Indemnification Amount").

         IN WITNESS WHEREOF, the Buyer has made and given this certification to the Escrow Agent on this _____ day of __________, 19___.

                                        Buyer:

                                        PERFORMANCE FOOD GROUP COMPANY

Date of Claim Notice:
                                        By:
                                          -------------------------------------
__________, 19___                       Title:
                                              ---------------------------------

                                   EXHIBIT B

                                "Contest Notice"
To:      First Union National Bank of Virginia           From:   McLane Company, Inc.
         Corporate Trust Department                              4747 McLane Parkway
         Post Office Box 26944                                   Post Office Box 6115
         Richmond, Virginia  23261                               Temple, Texas  76503-6115
         Attention:  Gregory N. Jordan

Re:      Escrow Agreement ("Escrow Agreement") between Performance Food Group Company ("Buyer"),
         McLane Foodservice -- Temple, Inc., McLane Company, Inc. (collectively "Seller"), and
         First Union National Bank of Virginia (the "Escrow Agent"), dated October __, 1996
------------------------------------------------------------------------------------------------

         With regard to the above-referenced Escrow Agreement, the Seller hereby certifies and represents to the Escrow Agent as follows:

         1.     The undersigned is the Seller under the Escrow Agreement.

         2. The Seller has received a copy of the Claim Notice from the Buyer dated _____________ (the "Claim Notice"), and hereby gives notice to the Escrow Agent that Seller contests such Claim Notice.

         3. Provided, however, that Seller agrees that a portion of the claimed indemnification amount specified in the Claim Notice may be paid to Buyer, as described below, but the remainder is contested by Seller:



     Indemnification Amount Claimed
       by Buyer in Claim Notice:               Amount Objected to by Seller:
     ------------------------------            -----------------------------
         $______________________                      $_________________


         4. To the extent (if any) the amount specified in the Claim Notice as the "Claimed Indemnification Amount" (as such term is defined in the Claim Notice), exceeds the amount specified above under the heading "Amount Objected to by Seller," Seller agrees that the Escrow Agent may deliver such excess amount to the Buyer.

         IN WITNESS WHEREOF, the Seller has made and given this certification to the Escrow Agent on this _______ day of __________, 19__.

                                        Seller:

                                        MCLANE COMPANY, INC.


                                        By:
                                           -----------------------------------
                                        Title:
                                              --------------------------------